Supplement dated May 30, 2025 to the Prospectus and Summary Prospectus, each dated May 1, 2025, as may be revised or supplemented from time to time, for the following fund:

LOOMIS SAYLES BOND FUND

(the “Fund”)

Effective immediately, the “Retail Class Shares” subsection within the “Purchase and Sale of Fund Shares” section of the Fund Summary is amended and restated as follows:

Retail Class Shares

Type of Account	Minimum Initial Purchase
Any account other than those listed below	$2,500
For shareholders participating in Loomis Sayles Funds’ Automatic Investment Plan	$1,000
For Traditional IRA, Roth IRA, Rollover IRA and SEP-IRA	$1,000

There is no subsequent investment minimum for these shares. There is no initial investment minimum for:

•

Fee-based programs (such as wrap accounts) where an advisory fee is paid to the broker-dealer or other financial intermediary. Please consult your financial representative to determine if your fee-based program is subject to additional or different conditions or fees.

•

Certain Retirement Plans. Please consult your retirement plan administrator to determine if your retirement plan is subject to additional or different conditions or fees imposed by the plan administrator.

•	Clients of a Registered Investment Adviser where the Registered Investment Adviser receives an advisory, management or consulting fee.

The minimum investment requirements for Retail Class shares of the Fund may be waived or lowered for investments effected through certain financial intermediaries that have entered into special arrangements with Natixis Distribution, LLC (the “Distributor”). Consult your financial intermediary for additional information regarding the minimum investment requirement applicable to your investment.